SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2004

ENRON CORP.

(Exact name of Registrant as specified in charter)

Oregon (State or other jurisdiction of incorporation)	1-13159 (Commission file number)	47-0255140 (I.R.S. employer identification no.)

1221 Lamar #1600 Houston, Texas (Address of principal executive offices)	77010-1221 (Zip Code)

Registrant’s telephone number, including area code: (713) 853-6161

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

     On September 1, 2004, Enron Corp. (the “Company”) and its debtor-in-possession subsidiaries (collectively with the Company, the “Debtors”) entered into a Closing Agreement On Final Determination Covering Specific Matters with the United States Commissioner of Internal Revenue (the “Closing Agreement”). A copy of the Closing Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K.

     The Closing Agreement sets forth the dates upon which the Debtors are required to recognize discharge of indebtedness income for federal income tax purposes in connection with the discharge of various types of claims pursuant to their Supplemental Modified Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code (the “Chapter 11 Plan”). This description of the Closing Agreement is qualified by reference to the complete text of the Closing Agreement.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

10.1	Closing Agreement On Final Determination Covering Specific Matters dated September 1, 2004 among the Debtors and the United States Commissioner of Internal Revenue.

     THE CLOSING AGREEMENT AND THIS FORM 8-K, INCLUDING THE EXHIBITS ATTACHED HERETO, MAY CONTAIN STATEMENTS THAT ARE FORWARD-LOOKING WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. INVESTORS ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE BASED ON MANAGEMENT’S CURRENT EXPECTATION AND, AS SUCH, ARE NOT GUARANTEES OF FUTURE PERFORMANCE. ACCORDINGLY, ACTUAL RESULTS COULD DIFFER MATERIALLY AS A RESULT OF KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES, INCLUDING, BUT NOT LIMITED TO: VARIOUS REGULATORY ISSUES; THE OUTCOME OF THE COMPANY’S CHAPTER 11 PROCESS; RISKS INHERENT IN THE COMPANY’S CHAPTER 11 PROCESS, SUCH AS THE NON-OCCURRENCE OR DELAYED OCCURRENCE OF THE CHAPTER 11 PLAN’S EFFECTIVE DATE OR DELAYED DISTRIBUTION OR NON-DISTRIBUTION OF SECURITIES OR OTHER ASSETS UNDER THE CHAPTER 11 PLAN; THE UNCERTAIN OUTCOMES OF ONGOING LITIGATION AND GOVERNMENTAL INVESTIGATIONS INVOLVING THE COMPANY’S OPERATING SUBSIDIARIES AND THE DEBTORS, INCLUDING THOSE INVOLVING FOREIGN REGULATORS AND THE U.S. CONGRESS, THE DEPARTMENT OF JUSTICE, THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), THE DEPARTMENT OF LABOR, THE INTERNAL REVENUE SERVICE, THE

PENSION BENEFIT GUARANTY CORPORATION, THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., THE FEDERAL ENERGY REGULATORY COMMISSION, THE COMMODITY FUTURES TRADING COMMISSION, THE FEDERAL TRADE COMMISSION, THE CALIFORNIA AND CONNECTICUT ATTORNEYS GENERAL AND NUMEROUS CONGRESSIONAL COMMITTEES AND STATE AGENCIES; THE UNCERTAIN OUTCOMES OF NUMEROUS LAWSUITS AND CLAIMS; THE EFFECTS OF NEGATIVE PUBLICITY ON THE COMPANY’S OPERATING SUBSIDIARIES’ BUSINESS OPPORTUNITIES; THE EFFECTS OF THE DEPARTURE OF PAST AND PRESENT EMPLOYEES OF THE DEBTORS; UNCERTAIN RESOLUTION OF SPECIAL PURPOSE ENTITY ISSUES; THE PRELIMINARY AND UNCERTAIN NATURE OF VALUATIONS AND ESTIMATES CONTAINED IN THE CHAPTER 11 PLAN; FINANCIAL AND OPERATING RESTRICTIONS THAT MAY BE IMPOSED ON AN OPERATING SUBSIDIARY OF THE COMPANY UNDER THE PUBLIC UTILITY HOLDING COMPANY ACT; POTENTIAL ENVIRONMENTAL LIABILITIES; INCREASING COMPETITION AND OPERATIONAL HAZARDS FACED BY THE DEBTORS AND OPERATING SUBSIDIARIES OF THE COMPANY; THE POTENTIAL LACK OF A TRADING MARKET FOR THE SECURITIES DISTRIBUTED TO CREDITORS; UNCERTAINTIES CREATED BY THE LACK OF REPORTED INFORMATION FOR SECURITIES DISTRIBUTED TO CREDITORS AND THE LACK OF INDEPENDENT OPERATING HISTORY OF THE COMPANY’S OPERATING SUBSIDIARIES; ECONOMIC, POLITICAL, REGULATORY AND LEGAL RISKS AFFECTING THE FINANCES AND OPERATIONS OF THE DEBTORS AND THE COMPANY’S OPERATING SUBSIDIARIES; AND THE UNCERTAIN TIMING, COSTS AND RECOVERY VALUES INVOLVED IN THE DEBTORS’ EFFORTS TO RECOVER ACCOUNTS RECEIVABLE AND TO LIQUIDATE THE REMAINING ASSETS.

     THE INFORMATION CONTAINED IN THE CLOSING AGREEMENT IS NOT TO BE USED FOR INVESTMENT PURPOSES.

     AS EXPLAINED IN A NOVEMBER 8, 2001 FORM 8-K FILED BY THE COMPANY WITH THE SEC, THE PREVIOUSLY ISSUED FINANCIAL STATEMENTS OF THE COMPANY FOR THE FISCAL YEARS ENDED DECEMBER 31, 1997 THROUGH 2000 AND FOR THE FIRST AND SECOND QUARTERS OF 2001 AND THE AUDIT REPORTS COVERING THE YEAR-END FINANCIAL STATEMENTS FOR 1997 THROUGH 2000 SHOULD NOT BE RELIED UPON. IN ADDITION, AS EXPLAINED IN AN APRIL 22, 2002 FORM 8-K FILED BY THE COMPANY, THE FINANCIAL STATEMENTS OF THE COMPANY FOR THE THIRD QUARTER OF 2001 SHOULD NOT BE RELIED UPON. THE COMPANY CONTINUES TO BELIEVE THAT THE EXISTING COMMON AND PREFERRED STOCK OF THE COMPANY HAVE NO VALUE. HOWEVER, THE CHAPTER 11 PLAN PROVIDES THE COMPANY’S STOCKHOLDERS WITH A CONTINGENT RIGHT TO RECEIVE RECOVERY IN THE VERY UNLIKELY EVENT THAT THE AGGREGATE VALUE OF THE COMPANY’S ASSETS EXCEEDS THE TOTAL AMOUNT OF ALLOWED CLAIMS.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENRON CORP.
Date: September 8, 2004	By:	/s/ K. WADE CLINE
		Name:	K. Wade Cline
		Title:	Managing Director and Assistant General Counsel

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
10.1	Closing Agreement On Final Determination Covering Specific Matters dated September 1, 2004 among the Debtors and the United States Commissioner of Internal Revenue.

5